Exhibit 99.1

PRIVATE WEALTH MANAGEMENT ●PERSONAL BANKING ●BUSINESS BANKING January 2022INVESTOR PRESENTATION

Safe Harbor Statement

This presentation and the accompanying oral commentary contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this presentation and any accompanying oral commentary are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and any accompanying oral statements and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to the risk of incurring credit losses, which is an inherent risk of the banking business; the negative impacts and disruptions resulting from the COVID-19 pandemic on our colleagues, clients, the communities we serve and the domestic and global economy, which may have an adverse effect on our business, financial position and results of operations; the risk that we will not be able to continue our internal growth rate; the performance of loans currently on deferral following the expiration of the respective deferral periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with the Federal Reserve Board taking actions with respect to interest rates, which could adversely affect our interest income and interest rate margins and, therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships.

Further, statements about the potential effects of the acquisition of TGR Financial, Inc. ("TGR Financial") on our business, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factors and future developments which are uncertain, unpredictable and in many cases beyond our control, including the risk that the benefits from the acquisition may not be fully realized or may take longer to realize than expected or be more costly to achieve, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and TGR Financial operate; our ability to promptly and effectively integrate the companies' businesses; reputational risks and the reaction of the companies' customers, employees and counterparties to the acquisition; diversion of management time on integration-related issues; and lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on February 26, 2021, and other documents we file with the SEC from time to time. We urge recipients of this presentation to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this presentation or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Non-GAAP Financial Measures

This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the year ended December 31, 2021. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

1

A Multi-Diversified Regional Financial Services Company with a Personal Touch

COMPANY

$10.2 Billion in Assets

$5.7 Billion in Assets Under Management

$1.3 Billion in Trust Assets Under Advisement

Scale with a proven business model

FIRST FOUNDATION BANK

FIRST FOUNDATION ADVISORS

NASDAQ: FFWM
Five States: CA, TX, NV, HI and FL
671 Employees, 31 Branch/Office Locations

CORE BUSINESS

PERSONAL BANKING
PRIVATE BANKING
BUSINESS BANKING

PRIVATE WEALTH MANAGEMENT

TRUST SERVICES

Complementary services

TARGET CLIENTS

BUSINESS OWNERS
REAL ESTATE INVESTORS
SMALL AND MEDIUM BUSINESSES
HOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIES
LOCAL MUNICIPALITIES

HIGH NET WORTH INDIVIDUALS
MULTI-GENERATIONAL FAMILIES
CORPORATE EXECUTIVES
NONPROFITS

Focus on providing exceptional service

Data as of December 31, 2021.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

2

Commercial Banking at Our Core

First Foundation is a full-service regional commercial bank offering robust business and consumer banking in addition to a full suite of wealth management and trust solutions for our clients

Diversified Commercial Lending	• Diversified commercial business lending with 29% of loans comprised of commercial term loans, revolving lines of credit, owner occupied CRE, public financing, and equipment leasing. • Commercial business originations totaled 41% for 2021 representing a 72% increase year over year. • Mature commercial real estate offerings. • 39% of total loans in multifamily. Deep relationships with our multifamily borrowers with over 70% of originations in 2021 sourced directly from borrowers (no broker involvement).
Core Deposit Funding	• Strong base of core deposits with over 99% attributable to core, non-wholesale deposits. • 71% of core deposit base is made up of commercial business deposits with 44% in non-interest bearing. • Our commercial deposit services channel, which represents 34% of total deposits, offers complex treasury management services exclusively to a variety of large commercial clients such as mortgage servicers, HOAs, 1031 exchange accommodators, property management, contractor retention, among many others. • Certificates of deposits only account for 7.6% of deposits and wholesale deposits are down to 1.0%.
Complementary Wealth Management and Trust Offering	• Advisory and trust fees provide diversification to revenue. 23% of total revenue is derived from noninterest income in 2021. • Pre-tax profit margin for Advisory and Trust divisions of 25% in 4Q21 and 21% in 2021. • Solid year-over-year client growth, 100% organic growth. • Ability to attract and retain clients using trust solutions and estate planning. • Diversified client acquisition model from key internal and external referrals and centers of influence.
Consistent Profitability	• Past investments paying off with strong ROAA of 1.42% and ROATCE of 16.9% in 2021 • Extremely efficient operations with efficiency ratio of 47.5% in 2021. • NIM of 3.17% in 4Q21 (3.15% in 2021) driven largely by a reduction in deposit costs to 0.15% in 4Q21.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

3

Strong Regional Presence

- Headquartered in Dallas, TX, FFWM has 31 branch/ offices locations in five states: CA, TX, NV, HI, and FL
- Recent expansion to Southwest Florida with the completed acquisition of TGR Financial fits well with FFWM's history of delivering commercial banking and wealth management services
- FFWM's loan portfolio is primarily concentrated within the branch footprint; 71% of total loans in CA, 3% in TX, 1% in NV, 1% in HI, and 15% in FL
- Seeking expansion to attractive markets with positive demographic trends and business friendly environments

Presence in Some of the Fastest Growing MSAs in the Country


NEVADA
CALIFORNIA
DALLAS - HQ
TEXAS
FLORIDA
TAMPA
HAWAI'I

Source: SNL Financial; Claritas LLC; FDIC branch reports from SNL Financial; Company Reports
1. As of November 2021.
2. As of latest FDIC branch report dated September 2021.
3. 5 year historical.
4. 5 year projected.

Located in Expanding and Affluent Markets

- Average household income of $80k versus overall U.S. market of $57k[1]
- Over 3.5x the average branch deposit growth in our footprint over the past 5 years
  - 82% in our footprint versus 23% nationwide[2]

Outsized population growth in markets with large market share[1](3)

- Riverside-San Bernardino-Ontario, CA: 4.0%
- Sacramento-Roseville-Folsom, CA: 4.7%
- Las Vegas-Henderson-Paradise, NV: 9.8%

Exceptional historical and projected population growth in newly-entered markets[1]

- Dallas-Fort Worth-Arlington, TX (Historical): 8.6%[3]
- Dallas-Fort Worth-Arlington, TX (Projected): 7.5%[4]
- Naples-Marco Island, FL (Historical): 10.2%[3]
- Naples-Marco Island, FL (Projected): 7.0%[4]

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

4

Our Approach Within Attractive Markets

Three-pronged approach to market entry and presence.

1. Grow presence in business friendly and expanding markets
   - Dallas-Fort Worth Metroplex, TX
   - Naples-Marco Island, FL
2. Maintain a strong presence in mature and affluent markets
   - West Los Angeles and Pasadena, CA
   - Palos Verdes and the South Bay, CA
   - Orange County, CA
   - San Diego, CA
   - Indian Wells and Palm Springs, CA
   - San Francisco, CA
   - Sacramento, CA
   - Las Vegas, NV
   - Honolulu, HI
3. Obtain market share in secondary and stable markets[(1)]
   - Lucerne Valley: 100%
   - Running Springs: 100%
   - Big Bear Lake: 29.7%
   - El Centro: 7.4%
   - Auburn: 3.2%

Significant opportunities for entire suite of services

Provide excellent customer service and deepen relationships

Focus on deposits as the bank of choice in local region

Source: SNL Financial; Company Reports
1. As of latest FDIC branch report dated September 2021.

FIRST FOUNDATION
Copyright © 2022 First Foundation Inc. All Rights Reserved
5

Serving Clients Across Generations

Educate + Protect	BUILD "Millennials"	Plan + Build	GROW "Gen X"	Consume + Distribute	ENJOY "Boomers"

Solutions for every stage in the financial journey

Personal and Business Banking
- Checking and Savings Accounts
- Money Market Accounts
- Certificate of Deposits (CDs)
- Digital Account Opening and Support
- Mobile Banking
- Full Suite of Treasury Management Offerings

Focused Consumer, Real Estate, and Commercial Lending
- SBA & Small Business
- Small Balance Business
- Equipment Finance
- Owner Occupied Real Estate
- Multifamily
- Investor Owned Real Estate
- Construction
- Primary Single Family
- Rental Single Family
- Home Equity Lines of Credit
- Personal Lines of Credit

Private Wealth Management
- Wealth Planning & Advisory
- Investment Management
- Business Succession
- Philanthropy Services
- Corporate Trustee
- Nevada Asset Protection Trust
- Successor Trustee

Well Positioned to Facilitate The Great Wealth Transfer



Greatest Generation (87<)
Silent Generation (70–87)
$48 Trillion
Baby Boomers (51–69)
Generation X & Millennials (<51)
57%
of total assets are estimated to be transferred to Generation X households.

45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children — the biggest generational wealth transfer ever.*

Solutions to serve both the boomers and the next generations.

Expertise on multi-generational gifting strategies and setting up the next gen up for financial success.

*According to report by Cerulli Associates

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

6

Technology Driving Efficiencies and Enhancing Client Experience

Nationally recognized for our investment to drive innovation

	Core Technology Tech Driving Process Efficiencies	Client Experience Tech Enhancing the Client Experience
Existing Strong Foundation in Place Today	✓ Latest Fiserv Core Baking system: Precision ✓ Data warehouse / CRM – marketing and client data mining ✓ Deep integrations with loan origination systems and core ✓ AI automating workflows to drive efficiency ✓ Technology-enhanced compliance tracking ✓ Digital banking processes with open APIs ✓ Dedicated to the strictest security measures	✓ Peer-to-peer payments through Zelle® ✓ Digital signature capture for lending and deposit products ✓ Automated online deposit account opening and delivery ✓ Industry-leading commercial business banking online ✓ Automated account switching solution to move new customer direct deposits and bill pay to bank
Enhancements Made / Planned	• Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients • Deep integration between trust accounting and portfolio management systems • New single family loan origination system • New commercial loan origination system upgrades	• Account aggregation across institutions • New mobile and desktop consumer banking applications • Digital wallet • New client portal for wealth management clients • Digital asset banking (crypto-friendly bank) • Rewards deposit accounts • Financial wellness scoring

Key Partners

fiserv. MX ORION ADVISOR TECH accutech NYDIG

Traditional Banking Services

With the Same Features as a Fintech

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

7

Brand Awareness Using Digital Channels

1. AWARE-NESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google.

Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases.

Sample Search Phrases (note: rankings fluctuate daily)	**National Rank** [1]
"What is wealth planning"	1
"Multifamily lending"	1
"Apartment lending"	3
"Income property lending"	9
"Owner occupied real estate financing"	12
"Wealth planning services"	6
"Online savings"	24

Digital brand awareness significantly reduces the cost of new client acquisition



Online Savings Account | First Foundation Bank
Savings Accounts - Discover Your Options - HSBC Bank USA
High Yield Online Savings Account | Marcus by Goldman ...

2. ENGAGE-MENT — Social Media

Presence on major social networks

- Engaged community of followers
- Affinity towards brand and culture

3. DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education; Fosters interest
- Boosts SEO; Generates leads

Key Content Topics	**Frequency**
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Cyber Security	4 / year



THE WEEK AH
Security Tips for Online Holiday Shoppers

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

1) SEMRush, as of December 31, 2021; based on all internet traffic; does not include paid search; does however include all website traffic, not just those of banks and financial services companies.

8

Copyright © 2022 First Foundation Inc. All Rights Reserved Loans9

Copyright © 2022 First Foundation Inc. All Rights Reserved Loangrowthhasbeenachievedwhilemaintainingcreditdiscipline.$2.8billion of loans sold since beginning of 2017, not included in CAGR.Consistently low non-performing assets.Loan Growth Driven by Experienced Lending TeamGross Loans ($ in millions)10 $6,353 $1,055 $3,818 $4,801 $5,051 $5,309 $7,408 YE 2017YE 2018YE 2019YE 2020YE 2021 FFWM Legacy TGR Financial Acquisition(1) 1)Represents loan balance, net of mark to market, as of closing December 17, 2021 for loans acquired from TGR Financial.(1)

Copyright © 2022 First Foundation Inc. All Rights Reserved Multifamily, $2,886 , 39%Commercial Business(1), $2,144 , 29%Single Family,$934 , 13%Loans Held for Sale, $501 , 7%CRE Investment, $763 ,10%Land and Construction, $156 , 2%Consumer, $11 ,0%Other(2), $13 , 0%Loan Portfolio by Asset Class 4Q21($ in millions)Loan Portfolio Overview $7,408 Total Loans4Q21 Yield on Loans: 3.80%11 1)Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans.2)Other includes premiums, discounts and deferred fees and expenses on all loans. $7,408 Total Loans California$5,301 71%Florida$1,135 15%Texas, $216 , 3%Hawaii, $52 , 1%Nevada, $55 , 1%Other$650 9%Loan Portfolio by State 4Q21($ in millions)

Copyright © 2022 First Foundation Inc. All Rights Reserved California, $230 , 30%Florida, $478 , 63%Texas, $23 , 3%Hawaii, $11 , 1%Nevada, $9 , 1%Other, $12 , 2%CRE Investment Loans 4Q21($ in millions) California, $2,764 , 96%Florida, $41 , 1%Texas, $36 , 1% Hawaii, $4 , 0% Nevada, $12 , 1%Other, $29 , 1%Multifamily Loans 4Q21($ in millions)Loan Portfolio by Geographic Distribution $2,886 Total Loans12 $763Total Loans$934Total Loans$2,144Total LoansFirstLoanProduction Officeopened in Texas inthe second quarter of 2021; currently has 9lending employees.Texas originationstotaled $156 million during 2021 including $104 million in commercial business and $36 million in multifamily. Closed acquisition of TGR Financial in December,providing $1.1 billion of loans and 36lending employees.Texas and Floridamarkets will continue to be a focus for growth in 2022. California, $721 , 77%Florida, $142 , 15% Texas, $2 , 0% Hawaii, $27 , 3%Nevada, $11 , 1%Other, $31 , 4%Single Family Loans 4Q21($ in millions) California, $1,001 , 47%Florida, $381 , 18%Texas, $155 , 7%Hawaii, $10 , 0%Nevada, $22 , 1%Other, $575 , 27%Commercial Business Loans 4Q21($ in millions)

Copyright © 2022 First Foundation Inc. All Rights Reserved $1,722 $1,844 $1,932 $2,493 $3,913 $715 $1,213 $453 $676 $551 $555 $559 $0$500$1,000$1,500$2,000$2,500$3,000$3,500$4,000201720182019202020214Q204Q2120172018201920202021 FFB able to obtain scale and efficiencies of a larger origination platform due to consistent ability to sell loans.Proven ability to manage portfolio mix.Deep relationships with multifamily borrowers with 70% of originations in 2021 sourced directly from borrowers (no broker involvement).Record quarterly originations in 4Q21 of $1.2 billion at a weighted average rate of 3.38% compared to 3.46% in 3Q21.Strong Originations Plus Consistent Loan SalesOriginations ($ in millions)$2.8Bn in Loan Sales13 Loan Sales ($ in millions) 70% Growth

Copyright © 2022 First Foundation Inc. All Rights Reserved Net Loan Growth –Originations Continue to Outpace Payoffs14 (1)(1)(2)1)Includes loan balance, net of mark to market, as of closing December 17, 2021 for loans acquired from TGR Financial.2)Includes loan balance for acquisition of single family loans of $56 million in 1Q21.

Copyright © 2022 First Foundation Inc. All Rights Reserved 37%41%53%51%1%1%8%7%1%1%0%10%20%30%40% 50%60%70% 80% 90%100% 2020 2021Origination Composition Commercial Business Multifamily CRE Investment Single Family Other $0$500$1,000$1,500$2,000$2,500 $3,000 $3,500 $4,000 2017 2018 2019 2020 2021 4Q20 4Q21Loan Origination Composition Trend ($ in millions) Commercial Business Multifamily CRE Investment Single Family Other 95% YoY Growth Commercial business platform provides continued diversification to the bank’s loan originations.Strong quarter of commercial business originations in 4Q21 of $518 million.Commercial business originations up to 41% of the total for 2021 representing a 72% increase in origination balances compared to 2020.Strong Growth in Commercial Business Originations15 (1)1)Includes $171 million in PPP loans.2)Includes $56 million in PPP loans.(2)(1)(2)

Copyright © 2022 First Foundation Inc. All Rights Reserved Finance and Insurance21%Real Estate and Rental and Leasing13%Public Administration12%Manufacturing9%Construction8%Professional, Scientific, and Technical Services6%Retail Trade6%Wholesale Trade4%Health Care and Social Assistance3%Admin, and Waste Management and Remediation Services3%Other Services (except Public Administration)2%Other(1)13%Commercial Portfolio by Industry Sectors -4Q21(1)Diversified Commercial Business PortfolioNo Sector comprises more than 21% of the portfolio. CRE Own Occ24%Commercial Term20%Commercial Line of Credit30%Equipment Finance9%SBA 7A1%SBA Own Occ CRE2%SBA PPP2%Municipal Financing12%Commercial Portfolio by Facility Type 4Q211)No individual sector within “Other” category is larger than 2.5%. 1674% of commercial business portfolio is not commercial real estate. $2,144 Total Loans$2,144 Total Loans

Conservative Portfolio of Residential Loans

Multifamily Loan Characteristics[1]	
Average Loan Size	$2.43 Million
Average LTV[2]	54%
Average DSCR[3]	1.44x
% Delinquent	0.00%

Single Family Real Estate Loan Characteristics[1]	
Average Loan Size[5]	$615k
Average LTV[2]	49%
Median FICO[4]	763
% Delinquent	0.67% (1.30% as of 3Q21)

- High credit quality with consistently low LTVs for both multifamily and single family loans and strong DSCR ratios on multifamily loans.
- Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses.
- No multifamily charge-offs since FFB's creation in 2007.
- Strong single family borrower characteristics with high FICO scores and larger loan balances.

1) Data as of December 31, 2021, unless otherwise noted. Excludes Multifamily loans held for sale.
2) Loan-to-Value ("LTV") at time of origination.
3) Debt Service Coverage Ratio ("DSCR") represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's Net Operating Income ("NOI") at time of origination.
4) Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~1.0% of portfolio related to loans originated by an acquired bank.
5) Excludes zero balance HELOCs.

FIRST FOUNDATION
Copyright © 2022 First Foundation Inc. All Rights Reserved
17

Strong Credit Quality

Non-Performing Loans and Assets


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.31%
0.30%
0.51%
0.21%
0.24%
0.55%
0.20%
0.25%
0.47%
0.30%
0.39%
0.55%
0.14%
0.11%
0.44%
(4)
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
FFB NPAs/Assets
FFB NPLs/Loans
Peer NPLs/Loans(1)(2)

Net Charge-offs (NCOs)/Average Loans


0.29%
0.19%
0.09%
-0.01%
Peer Average **5.5x** FFB
Peer NCO Average, 0.11%
FFB NCO Average, 0.02%
2017
2018
2019
2020
2021
4Q21(4)
FFB NCOs/Average Loans
Peer NCOs/Average Loans(1)(3)
FFB NCO Average
Peer NCO Average

1) UPBR peer group of $3B to $10B in assets.
2) Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases.
3) Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases.
4) Peer group data based on the most recently available UBPR report of 3Q21.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

18

Copyright © 2022 First Foundation Inc. All Rights Reserved Deposits19

Copyright © 2022 First Foundation Inc. All Rights Reserved Brokered Deposits as a % of Total Deposits 10.3%27.7%24.7%5.5%1.0% $1,905 $2,247 $2,285 $2,808 $5,318 $147 $550 $414 $1,182 $1,029 $1,251 $2,230 $2,989 $356 $1,257 $1,208 $326 $90 $3,444 $4,533 $4,891 $5,913 $8,812 $0$1,000$2,000$3,000$4,000$5,000$6,000$7,000$8,000$9,000YE 2017YE 2018YE 2019YE 2020YE 2021Deposits by Channel 4Q21($ in millions) Branch Digital Commercial Services Brokered $3,280 37%$2,243 26%$2,620 30%$668 8% Noninterest-Bearing Demand Interest-Bearing Demand Money Market & Savings Certificates of DepositsDeposits by Type 4Q21($ in millions)Significant Growth in Commercial and Retail Deposits4Q21 Cost of Deposits: 0.15%$8,812 Total Deposits20 Brokered deposits decreased by 93% over last 3 years 98% growth in noninterest-bearing deposits year over year 1)Excludes $2.2 billion of deposits acquired from TGR Financial on December 17, 2021.

Copyright © 2022 First Foundation Inc. All Rights Reserved California, $1,882 , 57%Florida, $672 , 20%Texas, $458 , 14% Hawaii, $20 , 1%Nevada, $20 , 1%Other,$228 , 7%Noninterest-Bearning Deposits 4Q21($ in millions) California, $2,419 , 44%Florida, $1,671 , 30%Texas, $51 , 1%Hawaii, $264 , 5%Nevada, $60 , 1%Other, $1,068 , 19%Interest-Bearing Deposits 4Q21($ in millions) California, $2,908 , 47%Florida, $1,557 , 25%Texas, $495 , 8%Hawaii, $234 , 4%Nevada, $36 , 0%Other, $1,012 , 16%Business Deposits 4Q21($ in millions)Deposits by Geographic Distribution21 $3,280 Total Non-IBDepositsFirst retail Texas branch set to open in the first quarter of 2022.Closed acquisition of TGR Financial in December, providing $2.2 billion of deposits of which 26% were non-interest bearing.Texas ranks 2ndand Florida 4thfor total number of accounts raised from our nationwide digital bank channel.$5,532 Total IBDeposits$6,242 Total Business Deposits

Copyright © 2022 First Foundation Inc. All Rights Reserved Core Deposits Now Account for 99%, Wholesale Reduced to 1%22 Core deposits increased from 94% to 99% of total deposits year over year 1)Total deposits excluding brokered deposits divided by total deposits.2)Brokered deposits plus FHLB borrowings divided by total deposits plus FHLB borrowings plus customer repurchase agreements. Continued reduction in wholesale funding and loan to deposit ratio $5,587 $6,099 $6,990 $6,742 $8,722 $326 $147 $117 $103 $90 $255 $166 $6,168 $6,251 $7,107 $6,845 $8,978 9.4% 1.0%0%5% 10%15%20%$0$1,000$2,000$3,000$4,000$5,000$6,000$7,000$8,000$9,0004Q201Q212Q213Q214Q21Funding Summary 4Q21($ in millions) Core Deposits Brokered Deposits FHLB Borrowings Customer Repurchase Agreements Total Wholesale Funding Ratio(2) $5,587 $6,099 $6,990 $6,742 $8,722 94% 99%80%85%90% 95%100%$0$1,000$2,000$3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,0004Q201Q212Q213Q214Q21Core Deposits 4Q21($ in millions) Core Deposits Core Deposit Ratio(1)

Copyright © 2022 First Foundation Inc. All Rights Reserved Business74%Business71%Personal26%Personal29%3Q214Q21Core Deposits By Client Type Commercial Deposits Are Significant Source of Funding23 Commercial business deposits continue to be main source of core funding:1031 Exchanges, Title and Escrow,MSRs, HOAs Increase due to TGR Financial acquisition, offset by outflows due to seasonality in commercial business deposits

Digital Deposit Channel Success

Launched digital consumer deposit channel in 3Q 2019

Products
- Online savings – 2019
- Online CDs – 2020
- Online checking – 2020

Account Data
- Balances: $414 million at 12/31/21
- Good granularity of clients: ~ 7,000
- Over 91% new clients
- Reaching new, younger client audience

Benefits
- Strong retention experience when dropping rates
- Low costs to obtain and service
- Expanded digital experience into our retail branches to include paperless onboarding and in branch support for online opening

Number of Accounts by Generation 4Q21



Silent Gen (77-93) 2%
Gen Z (18-25) 11%
Baby Boomer (56-76) 24%
Millennial (26-40) 40%
Gen X (41-55) 23%

75% younger than baby boomers

Growth Driven by Digital Marketing Strategy ($ in millions)



$600
$500
$400
$300
$200
$100
$0
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Account Balance
Number of Accounts

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

24

Copyright © 2022 First Foundation Inc. All Rights Reserved Wealth Management and Trust25

Comprehensive Offering for High-Net-Worth Clients

INVESTMENT MANAGEMENT	WEALTH PLANNING	ASSET ALLOCATION
PHILANTHROPY SERVICES	TRUST SERVICES	LEGACY PLANNING

Key Characteristics

- Lead with sophisticated financial planning to address client needs
- Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts
- In-house investment capabilities
- Fee-only model (vs. commission-based brokerage) with avg. fee of 60 to 70 bps
- Significant cross promotion opportunities with bank, trust, and philanthropy services
- Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business
- 100% of new Assets Under Management (AUM) and Assets Under Advisement (AUA) through organic growth, more stable than M&A
- Presence in affluent communities such as Pasadena, San Diego, West Los Angeles, and Orange County
- Combined Advisory and Trust business pre-tax profit margin of 25% in 4Q21

In-House Expertise to Serve Clients

Wealth Planning

- Lead with planning
- Entry point to client's total financial picture

Asset Allocation

- Manage custom investment strategies to serve clients across the risk and return spectrum
- Utilizes a mix of equities, fixed income, real estate, and alternative assets
- Open architecture

Portfolio Construction

- Conduct due diligence
- Create custom portfolios to match clients' goals
- Monitor, report, and adjust as necessary

FIRST FOUNDATION
Copyright © 2022 First Foundation Inc. All Rights Reserved
26

Loyal Clients and Growing Assets

Profile of Client Growth

- Target client of $3 million to $50 million in investible assets
- Clients are high-net-worth individuals and families (as opposed to institutional)
- Serve as central point of contact for clients' financial matters
- Average size of new clients is increasing as model attracts higher net worth clients
- New client referrals through centers of influence (COIs) and partner channels, which is difficult for other RIAs to replicate
  - 30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases
- Client referrals from existing clients – shows loyalty across clients



Referrals from Centers of Influence
Attorneys, CPAs, and Schwab Advisory Network
CLIENTS
Target Investible Assets: $3 million to $50 million
Referrals from Existing Clients
Approx. 20% from loyal clients
Recruit New Advisors
Qualified advisors join firm and attract new clients

Wealth Management AUM and Trust AUA ($ in millions)



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
10% CAGR
$4,867
$571
$4,296
$4,677
$742
$3,935
$5,327
$888
$4,438
$6,032
$1,105
$4,927
$7,026
$1,345
$5,681
Stable organic growth
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
FFA AUM
Trust AUA

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

27

Copyright © 2022 First Foundation Inc. All Rights Reserved Profitability28

Copyright © 2022 First Foundation Inc. All Rights Reserved $113.6 $155.6 $170.0 $196.6 $233.3 $51.7 $62.0 $- $50.0 $100.0 $150.0 $200.0 $250.0201720182019202020214Q204Q21Net Interest Income ($ in millions) 4.07%4.06%3.78%3.62%3.57%3.45%3.39%3.22%3.31%2.88%2.92%2.96%3.03%3.19%3.16%3.20%3.07%3.17%1.74%1.60%1.18%0.90%0.60%0.45%0.35%0.28%0.26%0.00%0.50%1.00%1.50%2.00%2.50%3.00% 3.50%4.00%4.50%4Q191Q202Q203Q204Q201Q212Q213Q214Q21Stable Net Interest Margin Earning Assets Yield Net Interest Margin Cost of FundsStrong Net Interest Income Growth29 $2,853 $3,872 $5,200 $5,921 $6,498 $7,409 $0$1,000$2,000$3,000$4,000$5,000$6,000 $7,000$8,000YE 2016YE 2017YE 2018YE 2019YE 2020YE 2021Average Interest-Earning Assets ($ in millions) Loans Securities Other (1)1)Cost of funds excludes the positive impact of non-interest bearing deposits.

Copyright © 2022 First Foundation Inc. All Rights Reserved $22.9$24.4$23.1$23.4$28.4$6.1$7.5$3.9$4.3$5.6$6.1$7.6$1.6$2.1$3.9$5.3$7.7$9.6$10.9$3.5$2.8$7.0 $0.4 $4.2 $15.1 $21.5 $37.6$34.4$40.6$54.2$68.4$11.2$12.4$0$10$20$30$40$50 $60 $7020172018201920202021 4Q20 4Q21Noninterest Income Growth ($ in millions) Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans 42%11%16%31%Noninterest Income Breakdown 2021 Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loansProven ability to generate consistent growth of noninterest recurring fee income.Fee income diversifies First Foundation’s operating revenue stream with 22% generated from noninterest income for 2021.Attractive Noninterest Fee Income30 $68.4Million

Copyright © 2022 First Foundation Inc. All Rights Reserved 1.25%1.50%1.75%2.00% 2.25% 2.50% 2.75%4Q191Q202Q203Q204Q201Q212Q213Q214Q21Noninterest Expense / Average Assets FFB Total(1) FFB Excluding customer service(1) Bank Peer group(2)Efficient Operating PlatformLevering its investments in personnel and technology, FFB has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers.1)See “Non-GAAP Measurements” slide on page 47.2)Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion.Peer group data based on the most recently available UBPR report of 3Q21.31 78 bps 

Consistent Earnings Growth While Investing in the Future

Income Before Taxes
($ in millions)


$160
$140
$120
$100
$80
$60
$40
$20
$-
31% CAGR
$50.6
$60.0
$79.4
$118.8
$151.3
$31.9
$31.9
2017
2018
2019
2020
2021
4Q20
4Q21

Return on Average Tangible Common Equity[1]


8.7%
11.0%
11.9%
15.5%
16.9%
15.3%
13.4%
2017
2018
2019
2020
2021
4Q20
4Q21

- Performance driven by growth in loans, deposits, and assets under management.
- Scalable business model with significant expense leverage.

1) See "Non-GAAP Measurements" slide on page 45.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

32

Track Record of Delivering Consistent Profitability

Return on Average Assets


0.70%
0.81%
0.91%
1.26%
1.42%
1.33%
1.15%(3)
2017
2018
2019
2020
2021
4Q20
4Q21

Return on Average Tangible Common Equity[1]


8.7%
11.0%
11.9%
15.5%
16.9%
15.3%
13.4%(3)
2017
2018
2019
2020
2021
4Q20
4Q21

Efficiency Ratio[2]


63.0%
63.3%
60.8%
49.3%
47.5%
49.0%
51.0%
2017
2018
2019
2020
2021
4Q20
4Q21

Diluted Earnings Per Share


$0.78
$1.01
$1.25
$1.88
$2.41
$0.50
$0.51(3)
2017
2018
2019
2020
2021
4Q20
4Q21

1) See "Non-GAAP Measurements" slide on page 45.
2) See "Non-GAAP Measurements" slide on page 46.
3) ROAA, ROATCE and Diluted Earnings Per Share are reported unadjusted for a $5.6 million provision expense and $1.1 million merger related expenses during the quarter.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

33

Copyright © 2022 First Foundation Inc. All Rights Reserved 55%10%35%Ownership % by Investor Type(1) Institutional Management and Directors OtherStrong Shareholder Returns Management and insiders have a vested interest in success owning ~10% of shares outstanding.Quarterly dividend paid in 4Q21 of $0.09 and $0.11 a share declared for 1Q22.Dividend yield of 1.77% based on December 31, 2021 share price and $0.11 a share dividend.1)Source: SNL Financial.Market data starting November 3, 2014 and ending December 31, 2021. Ownership data as of January 25, 2022.34 -35%15%65%115%165%215% 265% 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 Index Share Price Performance(1) FFWM SP500 KBW166% 136% 83%

Copyright © 2022 First Foundation Inc. All Rights Reserved Why First Foundation Financial Performance Strong and stable revenue from core operationsRecurring non-interest revenue from in-house wealth management and trust operationsDiversified and high-quality loan growth Growing profitabilityTrack record of strong investor returns Valuable Business Model Commercial banking model augmented with wealth management and trust expertiseOrganic growth strategy completed by strategic acquisitionsValuable client base with cross promotion opportunities. Strong presence in geographic markets with high household incomeTechnology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture Experienced and proven management teamTalented workforce with client-centric cultureSignificant insider ownership aligned with shareholders’ interests Credit Quality Conservative credit culture driving superior asset qualityVery low non performing assetsLow to minimal historical charge-offsWell capitalized 35

Copyright © 2022 First Foundation Inc. All Rights Reserved Appendix36

History of First Foundation

1990	The Keller Group was created as an RIA to provide private wealth management services
2007	First Foundation Bank was created as a de novo banking charter and merged with The Keller Group to form First Foundation Inc
2012	Closed acquisition of Desert Commercial Bank (CA) - $139M Assets
2014	First Foundation Inc. began trading on the NASDAQ Global Stock Market under the ticker "FFWM"
2015	Closed acquisition of Pacific Rim Bank (HI) - $131M Assets
2017	Closed acquisition of Community 1st Bancorp (CA) -$411M Assets
2018	Closed acquisition of PBB Bancorp (CA) - $640M Assets
2021	Expanded into Texas with Relocation of Principal Executive Office from Irvine, CA to Dallas, TX Closed acquisition of TGR Financial (FL), Expanding into Florida - $2,391M Assets

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

37

Industry Recognition

A sampling of awards and accolades received

2021 Vision List – Outperforming Stock
First Foundation Inc. (FFWM) made B Riley's Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria.

Model Bank Employee Enablement
First Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync.

2021 Civic 50
First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve.

Barron's Top 100 Independent Advisors
America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices.

Bank & Thrift Sm-All Stars Class of 2021: FFWM
The Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the second time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength.

Best Performing Bank in 2020 with Assets $3B to $10B
First Foundation Bank ranked as the 14th best performing bank in 2020 with assets between $3B and $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics.

Best-in-Class for HR Management
Gallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey.

CNBC FA 100
The CNBC FA 100 recognizes the advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life.

Bank Director Best Small Regional Bank
First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance.

Featured in the Media

First Foundation is a contributor to the media on important topics related to our industry

WALL STREET JOURNAL CNBC BARRON'S MarketWatch

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

38

Selected Financial Information

Financial Highlights: As of for FY 2021			
Loans	$7.4 Billion	**Revenue:**	$304 Million
Deposits	$8.8 Billion	**Net Income:**	$110 Million
Total Assets	$10.2 Billion	**ROAA**	1.42%
FFA AUM & Trust AUA	$7.0 Billion	**ROATCE**[3]	16.9%
TBV per share	$14.92[2]	**Efficiency Ratio**	48%[1]

Growth

Loan production: 2019 – $1.93 billion; 2020 – $2.49 billion; 2021 – $3.91 billion

Deposit growth: 2019 – $358 million; 2020 – $1.02 billion; 2021 – $2.90 billion

AUM & AUA growth: 2019 – $650 million; 2020 – $705 million; 2021 – $994 million

Revenue growth: 2019 – 11%; 2020 – 19%; 2021 (over 2020) – 21%

Net Income growth: 2019 – 31%; 2020 – 50%; 2021 (over 2020) – 30%

1) See "Non-GAAP Measurements" slide on page 46.
2) See "Non-GAAP Measurements" slide on page 48.
3) See "Non-GAAP Measurements" slide on page 45.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

39

Copyright © 2022 First Foundation Inc. All Rights Reserved Allowance for Credit Loss of 49 bps of loans held for investment includes a net increase of $12.8 million in 4Q21 as a result of $15.1 million in additional allowance for credit losses associated with the acquisition of TGR Financial, of which $5.6 million was related to Non-PCD loans and $9.5 million was related to PCD loans. This increase due to the acquisition was offset by a reduction in allowance of $2.4 million related to the bank’s legacy loan portfolio due to an improvement in the economic scenario outlook offset by an increase in legacy loan balances. Net increase to allowance for credit losses for securities of $301 thousand in 4Q21, representing 87 bps of securities as a result of higher securities balances and changes in expected cash flows on interest-only strip securities due to changes in the interest rate environment and prepayment speeds. Probability of Default (“PD”) and Loss Given Default (‘LGD”) term structure approach for majority of loan portfolio (96% of Non-PCD portfolio) with Loss Rate approach for remainder of Non-PCD loan portfolio.PCD loans associated with the TGR Financial acquisition were individually assessed for credit losses based on methodologies consistent with the CECL standards.Reasonable and supportable forecast period of 2years using a weighting of Moody’s consensus and alternative economic scenarios.Reversion to long run historical PDs and LGDs after 2 year period. Management expects key drivers of provisioning and reserving under CECL standard going forward to include:Replenishment of reserves for net charge-offsChange in portfolio size and compositionAll other macroeconomic variables and loan level characteristicsOngoing reserve levels will continue to utilize quantitative and qualitative information CECL Methodology Reserves Ongoing Impact40Current Expected Credit Losses (“CECL”)

Balance Sheet and Equity Capital

TCE/TA[1]


8.02%
8.01%
8.31%
8.75%
8.44%
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021

Tier I Leverage Ratio[2]


8.44%
8.39%
8.25%
8.98%
7.84%
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021

Total Risk Based Capital Ratio[2]


12.61%
11.16%
11.15%
12.28%
12.04%
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021

TBV Per Share[1]


12.1% CAGR
$9.46
$10.33
$11.57
$13.44
$14.92
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021

1) See "Non-GAAP Measurements" slide on page 48.
2) Regulatory capital ratios for 4Q21 are preliminary until filing of our December 31, 2021 FDIC call report.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

41

Copyright © 2022 First Foundation Inc. All Rights Reserved COVID-19: Cares Act and PPP Participation 42 Paycheck Protection Program We participated in the Small Business Administration’s Paycheck Protection Program and funded a total of $227million with an average size of ~$284,000per loan across both rounds of the program.During the 4Q21, an additional $20.1 million or 9% of the total $227 million PPP loans funded in the first and second round were forgiven, bringing the total forgiven to $196.2 million or 86% of the total. In addition, during the 4Q21 we added $23.1 million of PPP loans through the acquisition of TGR Financial, bringing the total remaining PPP balance including the FFWM legacy portfolio and the acquired loans to $50.8 million. We recognized an additional $561 thousand of net PPP fee income in 4Q21 or 10% of the total original projected $5.8 million net fees; total fees realized to date are 89% of the total $227 million first and second round PPP loans funded. $618 thousand net PPP fee income remains to be recognized.No additional fees will be realized related to the acquired $23.1 million PPP loans from TGR Financial as the fees were accounted for in the purchase accounting adjustments of the transaction.

COVID-19: Strength of Our Portfolio

Forbearance Approvals[1]

Our team evaluated all requests loan-by-loan and all $132 million of the legacy portfolio forbearances have been eliminated.

Portfolio (as of 12/31/21)	Count #	$ Balance (MM)	% of Portfolio
Commercial Business	1	$0.8	0.04%
Nonowner Occ. Commercial Real Estate	3	$14.8	1.94%
Single Family	6	$0.5	0.06%
Total	**10**	**$16.2**	**0.22%**

Existing forbearances are from acquired TGR Financial.

	Round 1 Outstanding Forebearances ($ and #)	Round 2 Outstanding Forebearances ($ and #)	Round 3 Outstanding Forebearances ($ and #)	Current Total ($ and #)	Round 1 Outstanding Forebearances (%)	Round 2 Outstanding Forebearances (%)	Round 3 Outstanding Forebearances (%)	Current Total (%)
Legacy First Foundation								
Loan Balance ($MM)	$0.0	$0.0	$0.0	**$0.0**	0.00%	0.00%	0.00%	**0.00%**
Loan Count	0	0	0	**0**	0.00%	0.00%	0.00%	**0.00%**
Acquired from TGR Financial								
Loan Balance ($MM)	$0.5	$14.8	$0.8	**$16.2**	0.01%	0.20%	0.01%	**0.22%**
Loan Count	6	3	1	**10**	0.07%	0.03%	0.01%	**0.11%**

Key Portfolio Statistics

- Approximately 76% of our total loan portfolio is secured by stabilized real estate properties.
- Across the major segments, the loan to value is low - averaging at or below 55%.
  - Multifamily[3]: 54%[4]
  - Single Family: 49%[4]
  - NOO CRE: 54%[4]
- Our debt service coverage ratios on our multifamily and NOO CRE loans are strong.
  - Multifamily[3]: 1.44x[5]
  - NOO CRE: 1.93x[5]

Credit quality remains very strong with the NPA ratio to total assets of 14 bps at year end 2021.

1) Data as of December 31, 2021.
2) Includes multifamily loans held for sale in total portfolio percentage calculation.
3) Data as of December 31, 2021, unless otherwise noted. Excludes multifamily loans held for sale from credit metric calculations.
4) Loan-to-Value ("LTV") at time of origination.
5) Debt Service Coverage Ratio ("DSCR") represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's Net Operating Income ("NOI") at time of origination.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

43

Copyright © 2022 First Foundation Inc. All Rights Reserved Multifamily and Other NOO CRE86%Office3%Retail8%Hotel3%4Q21($ in millions)$4,151Total Multifamily(2)& NOO CRELoansCOVID-19: Portfolios of Interest44Minimal portfolio exposure to business segments most “impacted” by COVID-19.Commercial Business Portfolio Oil And Gas: No exposure  Aviation and Cruise Industry: No exposure Accommodation and Food Services: $53 million(1)Retail Trade: $121 million(1)Non-Owner Occ. Commercial Real Estate PortfolioHotel Investor Properties: $138 millionAvg DSCR(3)at Origination: 1.9x, Avg LTV (4)at Origination: 58%Retail Investor Properties: $353 millionAvg DSCR(3)at Origination: 1.7x, Avg LTV (4)at Origination: 55% All Other Commercial Business, 92%Retail Trade, 6%Accommodation and Food Services, 2%4Q21($ in millions) 2.4% of total loan portfolio$2,144 Total Commercial Business Loans(1)1)Includes equipment finance leases and PPP loans.2)Includes multifamily loans held for sale.3)Debt Service Coverage Ratio (“DSCR”) represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property’s Net Operating Income (“NOI”) at time of origination.4)Loan-to-Value (“LTV”) at time of origination. 6.6% of total loan portfolio

Non-GAAP Financial Measures

Return on average tangible common equity is a non- GAAP financial measurement determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). This figure was calculated by excluding core deposit intangible ("CDI") amortization expense and the associated tax adjustment from net income and excluding average goodwill and intangibles assets from the average shareholders' equity during the associated periods. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity:

						Three Months Ended,	
($ In thousands)	**FY 2017**	**FY 2018**	**FY 2019**	**FY 2020**	**FY 2021**	**12/31/2020**	**12/31/2021**
Return on Average Tangible Common Equity (ROATCE)							
Average shareholders' equity	$ 323,529	$ 474,256	$ 585,728	$ 649,031	$ 759,101	$ 687,116	$ 844,089
Less: Average goodwill and intangible assets	4,503	69,177	98,291	96,209	104,355	95,515	126,002
Average tangible common equity	$ 319,026	$ 405,080	$ 487,437	$ 552,823	$ 654,746	$ 591,601	$ 718,087
Net Income (loss)	$ 27,582	$ 42,958	$ 56,239	$ 84,369	$ 109,511	$ 22,366	$ 23,876
Plus: Amortization of intangible assets expense	394	2,043	2,291	1,895	1,579	439	365
Less: Tax effect on amortization of intangible assets expense	(114)	(592)	(664)	(550)	(458)	(127)	(106)
Net Income (loss) available to common shareholders	$ 27,862	$ 44,408	$ 57,866	$ 85,714	$ 110,632	$ 22,678	$ 24,135
Return on Average Equity[(1)]	**8.5%**	**9.1%**	**9.6%**	**13.0%**	**14.4%**	**13.0%**	**11.3%**
Return on Average Tangible Common Equity[(2)]	**8.7%**	**11.0%**	**11.9%**	**15.5%**	**16.9%**	**15.3%**	**13.4%**
Tax rate utilized for calculating tax effect on amortization of intangible assets expense	29.0%	29.0%	29.0%	29.0%	29.0%	29.0%	29.0%

1) Annualized net income (loss) divided by average shareholders' equity.
2) Annualized adjusted net income (loss) available to common shareholders divided by average tangible common equity.

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

45

Non-GAAP Financial Measures

Efficiency ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense, merger-related expense, and FDIC insurance expense refund to the sum of net interest income before allowance for credit losses and total noninterest income less net gain (loss) from the sale of other real estate owned, net gain (loss) from the sale of securities, and gain from valuation adjustment on other equity investments. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a calculation of the non-GAAP measure of efficiency ratio:

						Three Months Ended,	
($ In thousands)	**FY 2017**	**FY 2018**	**FY 2019**	**FY 2020**	**FY 2021**	**12/31/2020**	**12/31/2021**
Efficiency Ratio							
Total noninterest expense	$ 98,976	$ 127,075	$ 129,594	$ 125,778	$ 148,086	$ 31,374	$ 39,564
Less: Amortization of intangible assets expense	(394)	(2,043)	(2,291)	(1,895)	(1,579)	(439)	(365)
Less: Merger-related expense	(2,620)	(3,794)	-	-	(2,606)	-	(1,057)
Less: FDIC insurance expense refund	-	-	1,211	-	-	-	-
Adjusted Noninterest expense	**$ 95,962**	**$ 121,238**	**$ 128,514**	**$ 123,883**	**$ 143,901**	**$ 30,935**	**$ 38,142**
Net interest income	$ 113,618	$ 155,610	$ 169,954	$ 196,644	$ 233,284	$ 51,712	$ 61,958
Plus: Total noninterest income	38,719	35,771	41,776	54,647	70,453	11,362	13,830
Less: Net gain (loss) from other real estate owned	-	-	(742)	-	-	-	-
Less: Net gain (loss) from securities	-	-	316	-	-	-	-
Less: Gain from valuation adjustment on other equity investments	-	-	-	-	(1,069)	-	(1,069)
Adjusted Revenue	**$ 152,337**	**$ 191,381**	**$ 211,304**	**$ 251,291**	**$ 302,668**	**$ 63,074**	**$ 74,719**
Efficiency Ratio	**63.0%**	**63.3%**	**60.8%**	**49.3%**	**47.5%**	**49.0%**	**51.0%**

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

46

Non-GAAP Financial Measures

Noninterest expense to average asset ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense to the average assets during the associated periods for First Foundation Bank. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB:

($ In thousands)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
Noninterest Expense to Average Assets Ratio									
Total noninterest expense	$ 25,582	$ 26,244	$ 25,042	$ 24,949	$ 25,784	$ 28,579	$ 28,868	$ 31,488	$ 32,440
Less: Amortization of intangible assets expense	(526)	(519)	(492)	(445)	(439)	(432)	(410)	(372)	(365)
Less: Merger-related expense	-	-	-	-	-	-	(1,166)	(384)	(1,056)
Adjusted Noninterest expense	**$ 25,056**	**$ 25,725**	**$ 24,550**	**$ 24,504**	**$ 25,345**	**$ 28,147**	**$ 27,292**	**$ 30,732**	**$ 31,019**
Less: Customer service expense	(4,266)	(2,372)	(1,622)	(1,723)	(1,728)	(1,770)	(2,353)	(2,512)	(2,140)
Adjusted Noninterest expense exc. customer service expense	**$ 20,790**	**$ 23,353**	**$ 22,928**	**$ 22,781**	**$ 23,617**	**$ 26,377**	**$ 24,939**	**$ 28,220**	**$ 28,879**
Average Assets	6,298,180	6,325,356	6,740,157	7,012,084	6,710,191	7,074,136	7,449,361	7,922,934	8,088,622
Noninterest Expense to Average Assets Ratio	**1.59%**	**1.63%**	**1.46%**	**1.40%**	**1.51%**	**1.59%**	**1.47%**	**1.55%**	**1.53%**
Noninterest Expense exc. Customer Service Expense to Average Assets Ratio	**1.32%**	**1.48%**	**1.36%**	**1.30%**	**1.41%**	**1.49%**	**1.34%**	**1.42%**	**1.43%**

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

47

Non-GAAP Financial Measures

Tangible common equity ratio and tangible book value per share are non- GAAP financial measurements determined by methods other than in accordance with U.S. GAAP. Tangible common equity ratio is calculated by taking tangible common equity which is shareholders' equity excluding the balance of goodwill and intangible assets and dividing by tangible assets which is total assets excluding the balance of goodwill and intangible assets. Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share which is calculated by dividing shareholders' equity by basic common shares outstanding. We believe these non-GAAP measures are important to investors and provide meaningful supplemental information regarding the performance of the Company. This non-GAAP measures should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies.

The table below provides a reconciliation of the GAAP measure of equity to asset ratio to the non-GAAP measure of tangible common equity ratio and the GAAP measure of book value per share to the non-GAAP measure of tangible book value per share:

($ in thousands, except per share amounts)	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Shareholders' equity	$ 394,951	$ 559,184	$ 613,869	$ 695,711	$ 1,064,051
Less: Goodwill and intangible assets	33,576	99,482	97,191	95,296	222,125
Tangible Common Equity	$ 361,375	$ 459,702	$ 516,678	$ 600,415	$ 841,926
Total assets	$ 4,541,185	$ 5,840,412	$ 6,314,436	$ 6,957,160	$ 10,196,204
Less: Goodwill and intangible assets	33,576	99,482	97,191	95,296	222,125
Tangible assets	$ 4,507,609	$ 5,740,930	$ 6,217,245	$ 6,861,864	$ 9,974,079
Equity to Asset Ratio	8.70%	9.57%	9.72%	10.00%	10.44%
Tangible Common Equity Ratio	**8.02%**	**8.01%**	**8.31%**	**8.75%**	**8.44%**
Book value per share	$10.34	$12.57	$13.74	$15.58	$18.86
Tangible book value per share	**$9.46**	**$10.33**	**$11.57**	**$13.44**	**$14.92**
Basic common shares outstanding	38,207,766	44,496,007	44,670,743	44,667,650	56,432,070

FIRST FOUNDATION

Copyright © 2022 First Foundation Inc. All Rights Reserved

48

Copyright © 2022 First Foundation Inc. All Rights Reserved firstfoundationinc.com